Exhibit 99.1 ICR Conference 2020 January 13, 2020

Safe Harbor Forward-Looking Statements This presentation contains forward-looking statements. Such statements are intended to qualify for the protection of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions and factors concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those discussed in forward-looking statements as a result of various factors. Such factors include, but are not limited to, the ability of the company to maintain normal trade terms with vendors, the ability of the company to comply with the covenant requirements contained in its revolving credit facility agreement, the demand for the company’s merchandise and other factors. The demand for merchandise and sales volume may be affected by significant changes in economic conditions, including an economic downturn, unemployment rates, consumer confidence, energy and gasoline prices and other factors influencing discretionary consumer spending. Other factors affecting the demand for merchandise and sales volume include unusual weather patterns, an increase in the level of competition, changes in fashion trends, changes in the average cost of merchandise, availability of merchandise on normal payment terms and the failure to achieve the expected results of the company’s merchandising, marketing and store operating plans. Additional assumptions, factors and risks concerning future conditions are discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K as filed with the SEC (“Form 10-K”), and other factors discussed from time to time in the company’s other SEC filings. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the company’s business, financial condition, results of operations or liquidity. Most of these factors are difficult to predict and are generally beyond the company’s control. This presentation should be considered in conjunction with the Form 10-K and the company’s other SEC filings. You should consider all such risks, uncertainties and other factors carefully in evaluating forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. This presentation was prepared as of January 13, 2020, and the company undertakes no obligation to publicly update forward-looking statements whether as a result of new information, future events or otherwise. 2

Gordmans - brands you expect. prices you don’t. Our mission - to deliver off-price values on great brands to small markets spree without the splurge 3

Our Future Is Off-Price 2017 2018 2019 2020* Stage Stores enters off- Off-price strategy is company converts 9 price segment with expanded, with 89 Total company will be department stores to strategic Gordmans additional department converted to Gordmans Gordmans off-price acquisition stores converting to off- off-price by Q3 2020 price End of Year End of Year End of Year End of Year Off-Price Store Count: Off-Price Store Count: Off-Price Store Count: Off-Price Store Count: 58 68 158 700 *projected 4

The Off-Price Industry Growing retail sector with• 5 Brandyear revenue name +43%merchandise by 2021* for shoppers who prioritize value Increasing industry brick• andNewness mortar locations and variety with drivelong frequent term store target of 7,500, customerup 49% from visits mid 2017* • In-store treasure hunt experience is difficult to replicate online • Business model creates buffer against economic downturns • Increasing share of consumer wallet through new stores and comparable 5 sales growth 55

Gordmans Off-Price Differentiators • Small market focus • Great brand name merchandise • Emphasis on home, home décor, and gifts • Fun, friendly, quirky store experience • Best-in-class loyalty and private label credit card program 6

Merchandise Mix A scarcity driven, treasure hunt experience with an emphasis on great brands and home décor Footwear 7% Children's 13% Home Men's 28% 14% Women's 28% Beauty 4% Apparel Non-Apparel Accessories 6% Gordmans 2019 YTD December 7

Store Footprint Small market focus with a concentration in south and south central regions 8

“Leading Off-Price Retailer in Small Markets” The Ohio example: • We operate twenty seven stores in small markets throughout Ohio • Only three stores, Harrison, Washington Court House, and Marietta, are in markets with significant off-price competition • Our smallest Ohio market, Jackson, has a population of 28k 9

Small Market Appreciation • Stores bring opportunity to small markets: o Jobs o Quality of life o Economic Growth o Stability to business o Investment in community • Proclamations received from: o New Boston, OH o Gallipolis, OH o Lafayette, IN o West Lafayette, IN 10

Core Markets • 86% of our stores are in markets with population less than 150,000 people Small Markets • 61% are in markets with less than 50,000 people • 81% of our stores are less than 25,000 square Core feet Markets • 72% of our stores are in Store size Low Off- low off-price competition Price markets <25k sq. ft. Competition 11

Our Guests Significant increase in number of guests who visit stores after conversion. • New guests tend to be: o Younger, more ethnically diverse families. o Style-oriented value seekers. o Social media savvy and always connected. o Community-minded and cause-conscious. o Focused on quality, convenience & loyalty perks. 12

A Sustained Growth Opportunity • Stores converted to off-price deliver higher sales, lower inventory, and faster turn Sales • Comparable sales post-2020 in line with off-price industry trends • New store growth in 2021 and beyond will focus on smaller markets • Gordmans off-price merchandise margin rate comparable to historical Stage department store rate Gross • Increasing supply chain costs associated with conversion to off- Margin price will be mitigated by streamlined single concept operations, high ROI capital investments, and exploration of 3PL and other off- price industry best practices Significant SG&A rate benefit will be driven by: • Reduced advertising spend driven by lower cost/higher touch SG&A digital and social marketing • Lower store payroll in streamlined off-price model • Leverage on comparable sales growth 13